EVERBANK FINANCIAL CORP 4TH QUARTER EARNINGS SUPPLEMENT January 29, 2014

2 DISCLAIMER THIS PRESENTATION HAS BEEN PREPARED BY EVERBANK FINANCIAL CORP ("EVERBANK" OR THE “COMPANY”) SOLELY FOR INFORMATIONAL PURPOSES BASED ON ITS OWN INFORMATION, AS WELL AS INFORMATION FROM PUBLIC SOURCES. THIS PRESENTATION HAS BEEN PREPARED TO ASSIST INTERESTED PARTIES IN MAKING THEIR OWN EVALUATION OF EVERBANK AND DOES NOT PURPORT TO CONTAIN ALL OF THE INFORMATION THAT MAY BE RELEVANT. IN ALL CASES, INTERESTED PARTIES SHOULD CONDUCT THEIR OWN INVESTIGATION AND ANALYSIS OF EVERBANK AND THE DATA SET FORTH IN THIS PRESENTATION AND OTHER INFORMATION PROVIDED BY OR ON BEHALF OF EVERBANK. EXCEPT AS OTHERWISE INDICATED, THIS PRESENTATION SPEAKS AS OF THE DATE HEREOF. THE DELIVERY OF THIS PRESENTATION SHALL NOT, UNDER ANY CIRCUMSTANCES, CREATE ANY IMPLICATION THAT THERE WILL BE NO CHANGE IN THE AFFAIRS OF THE COMPANY AFTER THE DATE HEREOF. CERTAIN OF THE INFORMATION CONTAINED HEREIN MAY BE DERIVED FROM INFORMATION PROVIDED BY INDUSTRY SOURCES. EVERBANK BELIEVES THAT SUCH INFORMATION IS ACCURATE AND THAT THE SOURCES FROM WHICH IT HAS BEEN OBTAINED ARE RELIABLE. EVERBANK CANNOT GUARANTEE THE ACCURACY OF SUCH INFORMATION, HOWEVER, AND HAS NOT INDEPENDENTLY VERIFIED SUCH INFORMATION. THIS PRESENTATION MAY CONTAIN CERTAIN FORWARD-LOOKING STATEMENTS AS DEFINED IN THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995, AND SUCH STATEMENTS ARE INTENDED TO BE COVERED BY THE SAFE HARBOR PROVIDED BY THE SAME. WORDS SUCH AS “OUTLOOK,” “BELIEVES,” “EXPECTS,” “POTENTIAL,” “CONTINUES,” “MAY,” “WILL,” “COULD,” “SHOULD,” “SEEKS,” “APPROXIMATELY,” “PREDICTS,” “INTENDS,” “PLANS,” “ESTIMATES,” “ANTICIPATES” OR THE NEGATIVE VERSION OF THOSE WORDS OR OTHER COMPARABLE WORDS ARE INTENDED TO IDENTIFY FORWARD-LOOKING STATEMENTS BUT ARE NOT THE EXCLUSIVE MEANS OF IDENTIFYING SUCH STATEMENTS. THESE FORWARD-LOOKING STATEMENTS ARE NOT HISTORICAL FACTS, AND ARE BASED ON CURRENT EXPECTATIONS, ESTIMATES AND PROJECTIONS ABOUT THE COMPANY’S INDUSTRY, MANAGEMENT’S BELIEFS AND CERTAIN ASSUMPTIONS MADE BY MANAGEMENT, MANY OF WHICH, BY THEIR NATURE, ARE INHERENTLY UNCERTAIN AND BEYOND THE COMPANY’S CONTROL. ACCORDINGLY, YOU ARE CAUTIONED THAT ANY SUCH FORWARD-LOOKING STATEMENTS ARE NOT GUARANTEES OF FUTURE PERFORMANCE AND ARE SUBJECT TO CERTAIN RISKS, UNCERTAINTIES AND ASSUMPTIONS THAT ARE DIFFICULT TO PREDICT. ALTHOUGH THE COMPANY BELIEVES THAT THE EXPECTATIONS REFLECTED IN SUCH FORWARD-LOOKING STATEMENTS ARE REASONABLE AS OF THE DATE MADE, ACTUAL RESULTS MAY PROVE TO BE MATERIALLY DIFFERENT FROM THE RESULTS EXPRESSED OR IMPLIED BY SUCH FORWARD-LOOKING STATEMENTS. UNLESS OTHERWISE REQUIRED BY LAW, EVERBANK ALSO DISCLAIMS ANY OBLIGATION TO UPDATE ITS VIEW OF ANY SUCH RISKS OR UNCERTAINTIES OR TO ANNOUNCE PUBLICLY THE RESULT OF ANY REVISIONS TO THE FORWARD-LOOKING STATEMENTS MADE IN THIS PRESENTATION. INTERESTED PARTIES SHOULD NOT PLACE UNDUE RELIANCE ON ANY FORWARD-LOOKING STATEMENT AND SHOULD CONSIDER THE UNCERTAINTIES AND RISKS DISCUSSED UNDER THE HEADINGS “RISK FACTORS” AND “MANAGEMENT’S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS” IN EVERBANK’S ANNUAL REPORT ON FORM 10-K AND SUBSEQUENT QUARTERLY REPORTS ON FORM 10-Q AND IN OTHER FILINGS WITH THE SECURITIES AND EXCHANGE COMMISSION. 4TH QUARTER EARNINGS SUPPLEMENT

• On track to close the sale of our default servicing platform to Green Tree Servicing LLC in 1Q14 • Terminated FDIC loss share agreements in connection with the Bank of Florida transaction • Closed on the sale of non-performing commercial loans and REO • Adjusted residential lending, servicing and corporate administrative capacity SOLID EARNINGS AND ROE • GAAP EPS of $0.13, down 48% linked-quarter (LQ) and down 41% year-over-year (YoY) • Adjusted EPS of $0.24, down 8% LQ and 29% YoY • ROE of 4.4%, Adjusted ROE of 8.1% 3 KEY HIGHLIGHTS – 4Q13 Note: A reconciliation of non-GAAP financial measures can be found in the appendix. STRONG ASSET GENERATION VOLUME • Total organic asset generation of $2.7bn for the quarter • $1.6bn retained organic asset generation SOLID BALANCE SHEET AND CAPITAL POSITION • Loans and leases HFI up $0.7bn, or 5%, LQ • Total deposits down $0.4mm, or 3%, LQ and up $0.1bn, or 1%, YoY • Tangible book value of $11.57 up 12% YoY • Tier 1 common equity ratio: 12.1% • Tier 1 leverage (bank): 9.0% • Total risk-based (bank): 14.3% • Estimated tier 1 common equity ratio under fully phased-in Basel III: 9.5 - 10.0% EXECUTED KEY STRATEGIC INITIATIVES 4TH QUARTER EARNINGS SUPPLEMENT SIGNIFICANT CORE NIM GROWTH • Core NIM increased 13bps to 3.30% from 3.17% in 3Q13; NIM increased to 3.37% from 3.24% in 3Q13 • Commercial and commercial real estate loan yield grew 22bps • FHLB borrowings average balance decreased from 3Q13 due to long term debt retirement

4 KEY HIGHLIGHTS – 2013 V 2012 4TH QUARTER EARNINGS SUPPLEMENT 1.08% 0.65% 2012 2013 Adjusted NPA / Total Assets $10.30 $11.57 2012 2013 $11,788 $12,738 2012 2013 IMPROVED CREDIT QUALITY STRONG TANGIBLE BOOK VALUE GROWTH ROBUST ORGANIC ASSET GENERATION ($MM)

12,423 12,178 12,794 12,496 13,189 2,088 2,417 2,000 1,060 791 5.08% 5.02% 4.94% 4.82% 4.75% 4Q12 1Q13 2Q13 3Q13 4Q13 HFI HFS Average Loan HFI Yield 55% 53% 52% 54% 54% 30% 30% 30% 30% 30% 7% 7% 8% 9% 9% 8% 10% 10% 7% 7% 4Q12 1Q13 2Q13 3Q13 4Q13 Residential HFI Commercial Commercial Finance Warehouse Finance 5 LOANS END OF PERIOD LOANS ($MM) QUARTER HIGHLIGHTS 12,178 12,794 13,189 12,423 LOAN HFI COMPOSITION ($MM) • Loans HFI up $693mm, or 6%, LQ and up $766mm, or 6%, YoY • Residential loans up 5% LQ and up 5% YoY • Commercial loans up 4% LQ and up 1% YoY • Lease financing receivables up 13% LQ and 48% YoY • Loan yield on average loans HFI of 4.75%, down 7bps, LQ • Continued growth in jumbo hybrid ARM portfolio • Residential lending strategy has resulted in more prime jumbo ARMs being originated to the portfolio 14,794 13,556 13,980 14,511 14,595 12,496 4TH QUARTER EARNINGS SUPPLEMENT

6 DEPOSITS AVERAGE DEPOSITS AND RATES ($MM) QUARTER HIGHLIGHTS 4Q13 DEPOSIT COMPOSITION • Average deposits down $370mm, or 3%, LQ and up $567mm, or 21%, YoY • Noninterest-bearing deposits down 10% LQ and down 17% YoY due to seasonal decline • Interest checking deposits down 2% LQ and up 19% YoY • Global market deposits flat LQ and down 14% YoY • MMDA & savings deposits down 1% LQ and up 16% YoY • Time deposits down 3% LQ and down 6% YoY • Cost of deposits were flat LQ and decreased 6bps YoY to 0.70% • Over 41% of CD book will mature in the next 12 months 8% 23% 8% 38% 23% Noninterest-bearing Interest Checking Global Market MMDA & Savings Time Deposits 11,326 12,446 12,481 12,390 12,170 1,643 1,377 1,393 1,515 1,366 0.76% 0.79% 0.78% 0.70% 0.70% 4Q12 1Q13 2Q13 3Q13 4Q13 Interest-bearing Noninterest-bearing Cost of deposits 13,874 13,905 13,536 12,968 13,824 4TH QUARTER EARNINGS SUPPLEMENT

7 NET INTEREST INCOME NET INTEREST INCOME ($MM) QUARTER HIGHLIGHTS • Net interest income down $4mm, or 3%, LQ and down $12mm, or 8%, YoY • Average interest earning assets down 6% LQ and down 3% YoY • Core NIM increased 13bps LQ to 3.30% • Future net interest income will benefit from increased commercial and prime jumbo residential origination volumes added to balance sheet • Positive impact to net interest income and NIM going forward from funding optimization • Excess liquidity and capital to deploy 3.56% 3.42% 3.33% 3.24% 3.37% 4Q12 1Q13 2Q13 3Q13 4Q13 Net Interest Income Net Interest Margin $141 $139 $135 $147 $144 CORE NIM 4TH QUARTER EARNINGS SUPPLEMENT ($mm) 4Q12 3Q13 4Q13 Average interest-earning assets 16,405$ 16,984$ 15,889$ Net interest income 147 139 135 Reported IM 3.56% 3.24% 3.37% Net interest income 147$ 139$ 135$ Less: Discount accretion from Tygris acquisition 7 3 3 Adjusted net interest income 140$ 136$ 132$ Core NIM 3.34% 3.17% 3.30%

NONINTEREST INCOME AND EXPENSE

NONINTEREST INCOME

($mm)	4Q12	3Q13	4Q13
Loan servicing fee income	$ 45	$ 51	$ 49
MSR amortization	(38)	(30)	(25)
Valuation allowance	-	35	15
Net loan servicing income	7	55	38
Loan production and gain on sale income	103	62	39
Deposit, lease and other income	15	26	19
Noninterest income	$ 125	$ 144	$ 96

NONINTEREST EXPENSE

($mm)	4Q12	3Q13	4Q13
Salaries, commissions and other employee benefits expense	$ 103	$ 111	$ 102
Equipment expense	20	21	25
Occupancy expense	8	9	11
General and administrative expense	85	85	59
Total noninterest expense	$ 217	$ 226	$ 197
FTE	3,693	4,214	4,062

QUARTER HIGHLIGHTS

- Noninterest income down $48mm, or 33%, LQ and down $29mm, or 24%, YoY
  - MSR amortization of $25mm, down $5mm LQ
    - Expect future MSR amortization to decline
    - Sold servicing portfolio will also contribute to a decline in amortization
  - Loan servicing fee income down $2mm, or 4%, LQ
  - Recovery of MSR valuation allowance of $15mm
  - Gain on sale income down $19mm, or 36%, LQ, consistent with portfolio retention strategy and due to lower conforming loan sales offset by higher gain on sale margin

QUARTER HIGHLIGHTS

- Noninterest expense decreased $29mm, or 13%, LQ
  - Salaries, commissions and other employee benefits declined $9mm, or 9%, LQ
  - General and administrative down $26mm, or 30%, LQ
    - Consent order expenses down $25mm, or 76%, LQ
- Pro forma for repositioning activities, FTE decline by ~1,100, or 25%, from ~4,400 in 2Q13

4TH QUARTER EARNINGS SUPPLEMENT 8

EverBank

9 NONINTEREST EXPENSE 4Q13 NONINTEREST EXPENSE ($MM) 4TH QUARTER EARNINGS SUPPLEMENT 4Q13 Consent Order Severance Commercial Asset Sale O&E Other Servicing Sale Costs Adjusted 4Q13 $197 $(8) $(4) $(1) $(8) $(4) $173 4Q13 ANNUALIZED $789MM ADJUSTED 4Q13 ANNUALIZED $691MM ADJUSTED 4Q13 ANNUALIZED PRO FORMA FOR REPOSITIONING ACTIVITIES ~$650MM

10 BANKING AND WEALTH MANAGEMENT SEGMENT HIGHLIGHTS SEGMENT EARNINGS RETAINED ASSET VOLUME ($MM) 32% 17% 49% 67% 55% 18% 13% 15% 11% 17% 30% 32% 24% 21% 28% 20% 38% 12% 1% 4Q12 1Q13 2Q13 3Q13 4Q13 Residential Commercial Commercial Finance Warehouse Finance $502 $1,058 $1,0721 $1,5511 $741 • Net interest income up $2mm, or 2%, LQ and down $8mm, or 6%, YoY • Provision for loan and lease losses up $4mm, or 306%, LQ and down $4mm, or 44%, YoY • $3mm of the increase related to non- performing commercial loan sale • Retained asset volumes increased 45% LQ and 109% YoY • Continue to expect retained asset generation of $4 - $5bn annually (1) Beginning in 3Q13, commercial finance and warehouse finance retained asset volume defined as new customer volume during the quarter. 4 TH QUARTER EARNINGS SUPPLEMENT ($mm) 4Q12 3Q13 4Q13 Net interest income 136$ 126$ 128$ Provision for loan and lease losses 9 1 5 Net interest income after provision 127 124 123 Noninterest income 34 33 19 Noninterest expense: Credit-related expenses 9 7 5 All other noninterest xpe se 74 60 53 Pre-tax income 78$ 90$ 84$

MORTGAGE BANKING

SEGMENT EARNINGS

($mm)	4Q12	3Q13	4Q13
Net interest income after provision	$ 11	$ 13	$ 7
Noninterest income	91	110	77
Noninterest expense:			
Foreclosure and OREO expense	2	2	6
Other credit-related expenses	5	3	7
All other noninterest expense	87	132	103
Pre-tax income (loss)	$ 8	$ (14)	$ (32)

SEGMENT HIGHLIGHTS

- Net interest income after provision down $6mm, or 48%, LQ and down $4mm, or 38%, YoY
- Noninterest income decreased $33mm, or 30%, LQ as a result of lower gain on sale revenue and servicing income
- Noninterest expense decreased $22mm, or 16%, LQ due to lower consent order costs

KEY METRICS

	4Q12	3Q13	4Q13
Mortgage lending volume	$2.9bn	$2.7bn	$2.0bn
Gain on sale margin	295bps	168bps	288bps
Servicing UPB	$51.2bn	$61.3bn	$61.0bn
Average servicing fee	30bps	29bps	29bps
Applications	$3.1bn	$2.5bn	$2.4bn
Rate locks	$1.9bn	$1.4bn	$1.3bn
HARP retention volume	18%	28%	25%

ORIGINATION DATA

Purchase Activity (%)

	4Q12	3Q13	4Q13
Retail	27%	66%	67%
Consumer Direct	4%	3%	4%
Third Party	18%	49%	53%
Total	15%	40%	43%

UPB Originated ($bn)

	4Q12	%	3Q13	%	4Q13	%
Retail	$ 0.8	28%	$ 1.0	38%	$ 0.9	44%
Consumer Direct	1.2	40%	0.9	34%	0.6	32%
Third Party[(1)]	0.9	32%	0.8	28%	0.5	24%
Total	$ 2.9	100%	$ 2.7	100%	$ 2.0	100%

(1) Impacted wholesale volume is $0.7bn, $0.3bn and $0.0bn, respectively

4TH QUARTER EARNINGS SUPPLEMENT 11 EverBank

1.08% 0.99% 0.92% 1.01% 0.65% 4Q12 1Q13 2Q13 3Q13 4Q13 0.16% 0.23% 0.12% 0.30% 0.20% 4Q12 1Q13 2Q13 3Q13 4Q13 12 ASSET QUALITY ADJUSTED NPA / TOTAL ASSET BUILD HIGHLIGHTS NCO / AVERAGE LOANS HFI ADJUSTED NPA / TOTAL ASSETS • Net charge-offs to average loans HFI decreased 10bps LQ to 0.20% driven by lower charge-offs and higher recoveries during the quarter • Adjusted NPAs to total assets decreased 36bps LQ due to sale of nonperforming commercial asset portfolio Adjusted NPA ratio excludes loans and leases with enhanced credit protection 6.60% 0.65% (0.06)% (5.89)% Regulatory NPAs / Assets Impact Ex. Gov't Insured Loans Impact Ex. ACI Loans Adjusted NPAs / Assets Note: A reconciliation of Non-GAAP financial measures can be found in the appendix (1) Acquired credit-impaired loans and leases accounted for under ASC 310-30 or by analogy (1) 4TH QUARTER EARNINGS SUPPLEMENT

APPENDIX

CREDIT – ORIGINATED MORTGAGE REPURCHASE RESERVE

RESERVE TRENDS

Sold UPB ($mm)	'04 - '05	'06 - '08	'09 - '13	Total
Agency	$2,357	$450	$30,578	$33,385
Agency Aggregator	8,977	11,528	4,886	25,391
Total Sold UPB	$11,334	$11,978	$35,464	$58,776
Request Rates				
Life Time	0.41%	2.52%	0.30%	0.81%
Last 12 Months	0.07%	0.41%	0.08%	0.15%
Repurchase Rates				
Life Time	41%	40%	29%	37%
Last 12 Months	0%	20%	25%	22%
Loss Severity				
Life Time	12%	48%	27%	38%
Last 12 Months	55%	48%	22%	35%

SUMMARY STATISTICS BY VINTAGE

Losses to date ($mm)	'04 - '05	'06 - '08	'09 - '13	Total
Total Sold UPB	$11,334	$11,978	$35,464	$58,776
Request Rate	0.41%	2.52%	0.30%	0.81%
Requests Received	212	1,448	466	2,126
Pending Requests	38	255	42	335
Resolved Requests	174	1,195	424	1,791
Repurchase Rate	41%	40%	29%	37%
Repurchase Requests	72	474	123	669
Average Loan size ($000)	222	209	228	223
Loss Severity	12%	48%	27%	38%
Losses Recognized	$1.9	$46.7	$7.5	$57.1
Losses Recognized (bps)	1.7	39.8	2.1	9.7

HIGHLIGHTS

- Coverage ratio of 2.3 years
- LTD realized losses of 10bps for the whole portfolio and expected total lifetime realized losses of 16bps
- 2006 – 2008 quality of production was strong
- 2006 – 2008 vintages were primarily sold to the large agency aggregators

RESERVE ROLLFORWARD

($mm)	4Q12	1Q13	2Q13	3Q13	4Q13
Pending Reserves - BoP	$ 31	$ 27	$ 25	$ 22	$ 19
Provisions - New Sales	-	1	1	1	1
Provisions - Changes in Existing Reserves	3	(0)	(1)	(2)	1
Charge Offs	(7)	(3)	(3)	(2)	(1)
Pending Reserves - EoP	$ 27	$ 25	$ 22	$ 19	$ 20
Quarters of Coverage at Trailing 4 Quarter Realized Loss Rate	6	6	5	5	9

4TH QUARTER EARNINGS SUPPLEMENT 14 EverBank

15 NON-GAAP RECONCILIATIONS QUARTERLY ADJUSTED NET INCOME 4TH QUARTER EARNINGS SUPPLEMENT Three Months Ended December 31, September 30, June 30, March 31, December 31, (dollars and shares in thousands) 2013 2013 2013 2013 2012 Net income 18,451$ 33,150$ 45,993$ 39,146$ 28,846$ Transaction expense, net of tax - - - - 903 Non-recurring regulatory related expense, net of tax 4,807 20,203 12,042 11,425 9,564 Increase (decrease) in Bank of Florida non-accretable discount, net of tax (68) (439) (538) 950 486 Adoption of TDR guidance and policy change, net of tax - - - - 3,709 MSR impairment (recovery), net of tax (9,109) (21,783) (20,194) (7,784) - Restructuring expense, net of tax 16,090 3,242 - - - OTTI credit losses on investment securities (Volcker Rule), net of tax 2,045 - - - - Adjusted net income 32,216$ 34,373$ 37,303$ 43,737$ 43,508$ Adjusted net earnings per common share, diluted 0.24$ 0.26$ 0.28$ 0.33$ 0.34$ Weighted average common shares outstanding, diluted 124,420 124,124 124,034 123,439 122,807

NON-GAAP RECONCILIATIONS

NON-PERFORMING ASSETS (NPAs)

(dollars in thousands)	December 31, 2013	September 30, 2013	June 30, 2013	March 31, 2013	December 31, 2012
Total non-accrual loans and leases	$ 85,910	$ 145,078	$ 132,078	$ 141,468	$ 156,629
Accruing loans 90 days or more past due	-	-	-	-	-
Total non-performing loans (NPL)	85,910	145,078	132,078	141,468	156,629
Other real estate owned (OREO)	29,034	32,108	36,528	39,576	40,492
Total non-performing assets (NPA)	114,944	177,186	168,606	181,044	197,121
Troubled debt restructurings (TDR) less than 90 days past due	76,913	79,664	82,236	88,888	90,094
Total NPA and TDR[(1)]	$ 191,857	$ 256,850	$ 250,842	$ 269,932	$ 287,215
Total NPA and TDR	$ 191,857	$ 256,850	$ 250,842	$ 269,932	$ 287,215
Government-insured 90 days or more past due still accruing	1,039,541	1,147,795	1,405,848	1,547,995	1,729,877
Loans accounted for under ASC 310-30:					
90 days or more past due	10,083	45,104	54,054	67,630	79,984
OREO	-	21,240	21,194	22,955	16,528
Total regulatory NPA and TDR	$ 1,241,481	$ 1,470,989	$ 1,731,938	$ 1,908,512	$ 2,113,604
Adjusted credit quality ratios excluding government-insured loans and loans accounted for under ASC 310-30:[(1)]					
NPA to total assets	0.65%	1.01%	0.92%	0.99%	1.08%
Credit quality ratios including government-insured loans and loans accounted for under ASC 310-30:					
NPA to total assets	6.60%	7.90%	8.98%	9.94%	11.09%

(1) *We define non-performing assets, or NPA, as non-accrual loans, accruing loans past due 90 days or more and foreclosed property. Our NPA calculation excludes government-insured pool buyout loans for which payment is insured by the government. We also exclude loans and foreclosed property accounted for under ASC 310-30 because we expect to fully collect the carrying value of such loans and foreclosed property.*

4TH QUARTER EARNINGS SUPPLEMENT 16 | EverBank

17 NON-GAAP RECONCILIATIONS REGULATORY CAPITAL (BANK LEVEL) 4TH QUARTER EARNINGS SUPPLEMENT December 31, September 30, June 30, March 31, December 31, (dollars in thousands) 2013 2013 2013 2013 2012 Shareholders' equity 1,662,164$ 1,648,152$ 1,598,419$ 1,560,001$ 1,518,934$ Less: Goodwill and other intangibles (51,072) (51,436) (51,807) (52,089) (54,780) Disallowed servicing asset (20,469) (39,658) (36,182) (31,585) (32,378) Disallowed deferred tax asset (63,749) (64,462) (65,406) (66,351) (67,296) Add: ccumulated losses on securities and cash flow hedges 50,608 54,392 78,181 77,073 83,477 Tier 1 capital 1,577,482 1,546,988 1,523,205 1,487,049 1,447,957 Add: Allowance for loan and lease losses 63,690 66,991 73,469 77,067 82,102 Total regulatory capital 1,641,172$ 1,613,979$ 1,596,674$ 1,564,116$ 1,530,059$ Adjusted total assets 17,554,236$ 17,510,528$ 18,287,359$ 18,234,886$ 18,141,856$ Risk-weighted assets 11,467,411 11,070,048 11,656,698 11,406,725 11,339,415